UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/24/2012

Inphi Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34942

Delaware	77-0557980
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3945 Freedom Circle, Suite 1100
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

408-217-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Inphi Corporation (the "Company") regretfully reports that Mr. David J. Ladd, a valued member of the Company's Board of Directors, passed away on August 24, 2012. Mr. Ladd served as an independent member of the Company's Board of Directors since June 2007. At the time of his passing, Mr. Ladd served as Chairman of the nominating and corporate governance committee and also as a member of both the Company's audit committee and compensation committee. The Company acknowledges its great appreciation for Mr. Ladd's service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inphi Corporation

Date: August 30, 2012	By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer and Chief Accounting Officer